EXHIBIT 99.2

ROWAN COMPANIES, INC.
LAND RIG FLEET AND CONTRACT STATUS
As of November 22, 2006

ONSHORE RIGS				Maximum		Contract Status
		Horsepower		Drilling			Estimated
Name	Type	Drawworks	Mud Pumps	Depth (feet)	Location	Customer	Duration	Comments

Rig 9	Diesel electric	2,000	3,200	20,000	Louisiana	Anadarko	January 2007
Rig 12	SCR diesel electric	1,500	2,600	18,000	Texas	Cimarex	January 2007
Rig 14	AC electric	3,000	3,200	35,000	Texas	Newfield	November 2007	Reflects recently exercised option for one additional year at current day rate.
Rig 15	AC electric	3,000	3,200	35,000	Texas	Newfield	December 2006
					Louisiana	McMoRan	April 2007
Rig 18	SCR diesel electric	2,000	4,400	25,000	Texas	Anadarko	January 2007
Rig 26	SCR diesel electric	2,000	4,800	25,000	Texas	Newfield	March 2007	Rig incurred approximately 20 days of October 2006 downtime due to equipment repairs.
Rig 29	Mechanical	1,500	2,600	18,000	Louisiana	Anadarko	March 2007
Rig 30	AC electric	2,000	2,600	20,000	Louisiana	Castex	January 2007
Rig 31	SCR diesel electric	3,000	4,400	35,000	Louisiana	Noble Energy	April 2007
Rig 33	SCR diesel electric	1,500	3,200	18,000	Texas	Devon	June 2009
Rig 34	SCR diesel electric	2,000	4,400	25,000	Texas	Anadarko	January 2007
Rig 35	SCR diesel electric	1,500	4,400	18,000	Louisiana	Anadarko	January 2007
Rig 41	SCR diesel electric	2,000	3,200	25,000	Texas	Newfield	April 2007
Rig 51	SCR diesel electric	2,000	4,400	25,000	Louisiana	McMoRan	December 2006
					Texas	Pogo	December 2007
Rig 52	SCR diesel electric	2,000	4,400	25,000	Texas	Newfield	October 2007
Rig 53	SCR diesel electric	2,000	4,400	25,000	Oklahoma	Marathon	February 2007
Rig 54	SCR diesel electric	2,000	4,400	25,000	Texas	Newfield	May 2007
Rig 59	AC electric	2,000	3,200	25,000	Louisiana	Dominion	June 2008	Rig incurred approximately 15 days of October 2006 downtime.
Rig 60	AC electric	2,000	3,200	25,000	Texas	Anadarko	April 2009
Rig 61	AC electric	2,000	3,200	25,000	Texas	Anadarko	April 2008	Rig was idle during October 2006 due to equipment repairs.
Rig 62	AC electric	2,000	3,200	25,000	Texas	Anadarko	April 2009
Rig 63	AC electric	2,000	3,200	25,000	Texas	Anadarko	April 2008	Rig commenced operations on October 16, 2006.
Rig 64	AC electric	2,000	3,200	25,000	Texas	Cabot	October 2008	Rig commenced operations on October 24, 2006.
Rig 65	AC electric	2,000	3,200	25,000	Texas	Pioneer	December 2009	Completion of rig construction is expected by late November or early December 2006.
Rig 66	AC electric	2,000	3,200	25,000	Texas	PetroQuest	January 2010	Completion of rig construction is expected by late December 2006 or early January 2007.
Rig 67	AC electric	2,000	3,200	25,000	Texas	Burlington	February 2010	Completion of rig construction is expected by late January or early February 2007.
Rig 68	AC electric	2,000	3,200	25,000	TBD	Pioneer	March 2010	Completion of rig construction is expected by late February or early March 2007.
Rig 69	AC electric	2,000	3,200	25,000	Texas	Anadarko	March 2010	Completion of rig construction is expected by late March 2007.
Rig 70	AC electric	2,000	3,200	25,000	TBD	TBD	TBD	Completion of rig construction is expected by late March 2007.

Rigs 9 through 41 were constructed at various dates between 1960 and 1982, utilizing new as well as used equipment, and have since been substantially rebuilt. Rigs 51, 52, 53 and 54 were constructed during 2001-02.

Rigs 59 through 62 were completed earlier during 2006. Rig 65 is rigging-up on its initial location. All but Rigs 9, 29 and 35 are equipped with a top-drive drilling system. Day rates range from $18,000 to $35,000.

ROWAN HEREBY ADVISES THAT THE TABLE SET FORTH ABOVE MAY CONTAIN INACCURATE, INCOMPLETE AND/OR INCORRECT INFORMATION AND IS SUBJECT TO CHANGE AT ANY TIME.
THE INFORMATION SHOULD NOT BE RELIED UPON FOR ANY PURPOSE, AND ROWAN HEREBY DISCLAIMS ANY LIABILITY RELATING TO THE USE OF THE INFORMATION SET FORTH ABOVE.

This report contains forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Relevant factors have been disclosed in the Company's filings with the U. S. Securities and Exchange Commission.